UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2022

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Class A, Common Stock, par value $0.01 per share	Trading Symbol EQBK	Name of each exchange on which registered The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02Submission of Matters to a Vote of Security Holders.

On April 26, 2022, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Bancshares, Inc. (the “Company”), the stockholders of the Company approved the Equity Bancshares, Inc 2022 Omnibus Equity Incentive Plan (the “Incentive Plan”) authorizing up to 760,000 shares of the Company’s Class A common stock for issuance under the Incentive Plan. The Company’s board of directors (the “Board”) had previously adopted the Incentive Plan, subject to stockholder approval. For a more detailed description of the Incentive Plan, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2022 (the “Proxy Statement”). The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the Incentive Plan, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

As approved by the stockholders via vote enumerated in Item 5.07, James S. Loving has been elected to the Board to fill the director seat previously held by L. James Berglund whose term expired at the Annual Meeting.

Item 5.07Submission of Matters to a Vote of Security Holders.

On April 26, 2022, Equity Bancshares, Inc. (the “Company”) held its Annual Meeting of Stockholders to consider and act upon the items listed below:

1.

The stockholders of the Company elected the individuals listed below to serve as Class I members of the Company’s Board of Directors until the Company’s 2025 annual meeting of stockholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
R. Renee Koger	8,065,710	2,302,091	21,176	2,980,098
James S. Loving	10,297,710	65,722	25,545	2,980,098
Jerry P. Maland	8,044,537	2,313,546	30,894	2,980,098
Shawn D. Penner	7,627,076	2,739,408	22,493	2,980,098

2.

The stockholders of the Company approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2021 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
9,846,481	501,685	40,811	2,980,098

3.	The stockholders of the Company approved the Equity Bancshares, Inc. 2022 Omnibus Equity Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
10,122,289	235,174	31,514	2,980,098

4.

The stockholders of the Company ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by the votes set forth in the table below:

For	Against	Abstain
13,215,665	11,423	141,987

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Equity Bancshares, Inc 2022 Omnibus Equity Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 17, 2022)

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: April 28, 2022	By: /s/ Eric R. Newell
Eric R. Newell
Executive Vice President and Chief Financial Officer

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